[LOGO] M F S (SM)                                          Semiannual Report
INSTITUTIONAL ADVISORS, INC.                               December 31, 1997

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
(formerly MFS(R) Institutional Emerging Markets Income Fund)



[Graphic Omitted)

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
(formerly MFS(R) Institutional Emerging Markets Income Fund)

TRUSTEES                                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises                            500 Boylston Street
(diversified holding company)                           Boston, MA 02116-3741

William R. Gutow                                        DISTRIBUTOR
Vice Chairman,                                          MFS Fund Distributors, Inc.
Capitol Entertainment Management Company                500 Boylston Street
(Blockbuster Video franchise)                           Boston, MA 02116-3741

PORTFOLIO MANAGER                                       INVESTOR SERVICE
Jeffrey A. Kaufman*                                     MFS Service Center, Inc.
                                                        P.O. Box 1400
TREASURER                                               Boston, MA 02107-9906
W. Thomas London*
                                                        For additional information,
ASSISTANT TREASURERS                                    contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                         CUSTODIAN
James O. Yost*                                          State Street Bank and Trust Company

SECRETARY                                               WORLD WIDE WEB
Stephen E. Cavan*                                       www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

[Dalbar Logo]  For the fourth year in a row, MFS earned a #1 ranking in the
               DALBAR, Inc. Broker/Dealer Survey, Main Office Operations
               Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact,"
               "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Invesment Adviser

NOT FDIC INSURED              MAY LOSE VALUE              NO BANK GUARANTEE

   MFS Mourns Chairman's Passing

   It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership friendship, and wise counsel will be sorely missed.

LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

Internationally, the second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

PORTFOLIO MANAGER'S OVERVIEW

Dear Shareholders:
For the six months ended December 31, 1997, the Fund provided a total return of -0.39% (including the reinvestment of distributions), as emerging markets debt was affected by contagion from the Asian crisis. The Fund's return compares to a -7.32% return for the Fund's custom index, an equally weighted blend of the J.P. Morgan Emerging Markets Bond Index Plus, which advanced 2.50% for the period, and the J.P. Morgan Emerging Local Markets Index, which declined 16.75%. The J.P. Morgan Emerging Markets Bond Index Plus is comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds, while the J.P. Morgan Emerging Local Markets Index is comprised of local-currency, short-term instruments. The Fund typically invests half its net assets in dollar-denominated bonds and half in money market instruments.

The global economic environment grew more volatile, though still supportive, for emerging markets during the second half of 1997. Economic growth in the OECD (Organization for Economic Cooperation and Development) was strong enough to provide export opportunities for most emerging markets, yet low enough to preclude significant rises in interest rates and external debt service. As Europe approaches monetary union in 1999, traditional sources of high yields such as Italian, Spanish, and Scandinavian bonds have disappeared. Global investors increasingly have looked to emerging markets debt to provide high yields and diversification no longer available in Europe.

Economic fundamentals in most emerging markets outside Asia have been solid, assuring the continuation of the long-term, secular trend of rising capital flows to emerging markets. Gross domestic product (GDP) growth has been strong in Latin America following impressive new-policy implementation, is still somewhat uneven throughout emerging Europe as the transition from communism continues, and is collapsing from high levels in emerging Asia as banking crises and political uncertainties grip that region. Broadly speaking, fiscal trends in developing countries remain healthy and closer to balance than in industrial countries. Current-account deficits are generally manageable and are being financed with more direct foreign investment and with more longer-maturity debt than in previous years.

The Fund's performance was helped by its underweighting in Asian currencies and in Philippine and Nigerian Brady bonds, as well as by overweightings in Mexican and Bulgarian Brady bonds. The Fund's performance was hurt by underweightings in Peruvian and Ecuadoran Brady bonds and in the Mexican peso.

Looking forward, we remain sanguine about the policy environment in most emerging markets for the long term. We do have some short-term concerns related to further contagion effects from Asia and the sustainability of oil prices. However, our overall outlook is positive for the coming year.

Respectfully,

/s/ Jeffrey A. Kaufman

Jeffrey A. Kaufman
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Jeffrey A. Kaufman joined MFS in 1994 and was named Assistant Vice President in 1996 and Vice President in 1998. He is a graduate of the University of North Carolina and has master degrees in Business Administration and in International Affairs from Columbia University. He specializes in emerging markets debt and has managed MFS Institutional Emerging Markets Debt Fund since 1995.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek total return (high current income and long-term growth of capital). The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supranational, and corporate issuers that are located, or primarily conducting their business, in emerging markets. The Fund will generally invest not less than 50% of its total assets in government and government-related issues. The Fund also may invest in fixed-income securities of companies in emerging markets countries.

Commencement of investment operations: August 7, 1995

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Emerging Markets Debt Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Shares of the Fund are purchased at net asset value. The minimum initial investment is generally $3 million.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997 (net asset value change including reinvested distributions)

                                      6 Months          1 Year     Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                 -0.39%          +9.52%           +38.13%
--------------------------------------------------------------------------------
Average Annual Total Return                --           +9.52%           +14.39%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, August 7, 1995, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1997
Bonds - 58.0%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
-----------------------------------------------------------------------------
Foreign Bonds - 58.0%
  Brazil - 22.1%
    Federal Republic of Brazil, 6.688s, 2024                 $500  $  409,400
    Federal Republic of Brazil, 6.813s, 2001                  785     747,712
                                                                   ----------
                                                                   $1,157,112
-----------------------------------------------------------------------------
  Bulgaria - 7.4%
    National Republic of Bulgaria, 6.688s, 2024              $500  $  385,000
-----------------------------------------------------------------------------
  Mexico - 13.3%
    United Mexican States, 6.617s, 2019                      $250  $  231,250
    United Mexican States, 6.693s, 2019                       250     231,250
    United Mexican States, 6.719s, 2019                       250     231,250
                                                                   ----------
                                                                   $  693,750
-----------------------------------------------------------------------------
  Panama - 3.6%
    Republic of Panama, 8.875s, 2027                         $200  $  188,100
-----------------------------------------------------------------------------
  Poland - 2.9%
    Government of Poland, 3s, 2024                           $250  $  153,125
-----------------------------------------------------------------------------
  Russia - 4.4%
    Ministry of Finance, Russia, 10s, 2007                   $250  $  231,625
-----------------------------------------------------------------------------
  Venezuela - 4.3%
    Republic of Venezuela, 9.25s, 2027                       $250  $  222,875
-----------------------------------------------------------------------------
Total Foreign Bonds                                                $3,031,587
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,817,836)                          $3,031,587
-----------------------------------------------------------------------------
Rights
-----------------------------------------------------------------------------
                                                           Shares
-----------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)          385,000        $  0
-----------------------------------------------------------------------------
Warrants
-----------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)            1,250        $  0
-----------------------------------------------------------------------------
Short-Term Obligations - 35.4%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
-----------------------------------------------------------------------------
    Argentina T bill Ars, due 1/16/98            ARS          250  $  248,626
    Poland T Bill, due 4/01/98                   PLN          750     202,068
    Federal Home Loan Bank Corp., due 1/02/98            $  1,400   1,399,802
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $1,850,496
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $4,674,686)                    $4,882,083
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 6.6%                                 342,815
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $5,224,898
-----------------------------------------------------------------------------
*Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
        ARS = Argentine Peso
        PLN = Polish Zloty

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,674,686)             $4,882,083
  Cash                                                               246,213
  Interest receivable                                                 69,414
  Net receivable for foreign currency exchange contracts closed
    or subject to master netting agreements                           27,324
  Deferred organization expenses                                      10,656
  Other assets                                                            42
                                                                  ----------
      Total assets                                                $5,235,732
                                                                  ----------
Liabilities:
  Payable to affiliates -
    Management fee                                                       121
    Administrative fee                                                    47
  Accrued expenses and other liabilities                              10,666
                                                                  ----------
      Total liabilities                                           $   10,834
                                                                  ----------
Net assets                                                        $5,224,898
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $5,069,625
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     234,721
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                   (237,922)
  Accumulated undistributed net investment income                    158,474
                                                                  ----------
      Total                                                       $5,224,898
                                                                  ==========
Shares of beneficial interest outstanding                          490,987
                                                                   =======
Net asset value, offering price, and redemption price per share
  (net assets of $5,224,898 / 490,987 shares of beneficial
  interest outstanding)                                            $10.64
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)

---------------------------------------------------------------------------------------------------
Six Months Ended December 31, 1997
---------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                     $  208,923
    Dividends                                                                         1,004
                                                                                 ----------
      Total investment income                                                    $  209,927
                                                                                 ----------
  Expenses -
    Management fee                                                               $   22,534
    Trustees' compensation                                                            3,334
    Shareholder servicing agent fee                                                     202
    Administrative fee                                                                  405
    Registration fee                                                                 10,224
    Auditing fees                                                                     5,738
    Printing                                                                          2,531
    Amortization of organization expenses                                             2,058
    Legal fees                                                                        1,481
    Custodian fee                                                                     1,423
    Miscellaneous                                                                       135
                                                                                 ----------
      Total expenses                                                             $   50,065
    Fees paid indirectly                                                             (1,395)
    Reduction of expenses by investment adviser                                     (15,532)
                                                                                 ----------
      Net expenses                                                               $   33,138
                                                                                 ----------
        Net investment income                                                    $  176,789
                                                                                 ----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                      $ (107,867)
    Foreign currency transactions                                                  (122,334)
                                                                                 ----------
        Net realized loss on investments and foreign currency transactions         (230,201)
                                                                                 ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                  $   41,424
    Translation of assets and liabilities in foreign currencies                     (10,484)
                                                                                 ----------
        Net unrealized gain on investments and foreign currency translation      $   30,940
                                                                                 ----------
          Net realized and unrealized loss on investments and foreign
           currency                                                              $ (199,261)
                                                                                 ----------
            Decrease in net assets from operations                               $  (22,472)
                                                                                 ==========

See notes to financial statements

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                         Six Months Ended
                                                        December 31, 1997           Year Ended
                                                              (Unaudited)        June 30, 1997
----------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                        $  176,789           $  390,389
  Net realized gain (loss) on investments and
    foreign currency transactions                                (230,201)             482,799
  Net unrealized gain on investments and foreign
    currency translation                                           30,940               94,674
                                                               ----------           ----------
    Increase (decrease) in net assets from
     operations                                                $  (22,472)          $  967,862
                                                               ----------           ----------
Distributions declared to shareholders -
  From net investment income                                   $ (175,251)          $ (320,320)
From net realized gain on investments and foreign
    currency transactions                                        (365,182)               --
  In excess of net realized gain on investments
    and foreign currency transactions                              (7,721)            (178,414)
                                                               ----------           ----------
    Total distributions declared to shareholders               $ (548,154)          $ (498,734)
                                                               ----------           ----------

Fund share (principal) transactions -
  Net increase in net assets from Fund share
   transactions                                                $  470,009           $  696,866
                                                               ----------           ----------
    Total increase (decrease) in net assets                    $ (100,617)          $1,165,994

Net assets:
  At beginning of period                                        5,325,515            4,159,521
                                                               ----------            ----------

  At end of period (including accumulated
    undistributed net investment income of
    $158,474 and $156,936, respectively)                       $5,224,898           $5,325,515
                                                               ==========           ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                    Six Months Ended
                                                   December 31, 1997             Year Ended             Period Ended
                                                         (Unaudited)          June 30, 1997           June 30, 1996*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $11.94                 $10.88                   $10.00
                                                              ------                 ------                   ------

Income from investment operations# -
  Net investment income(S)                                    $ 0.40                 $ 0.94                   $ 0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              (0.45)                  1.41                     0.56
                                                              ------                 ------                   ------
      Total from investment operations                        $(0.05)                $ 2.35                   $ 1.26
                                                              ------                 ------                   ------

Less distributions declared to shareholders -
  From net investment income                                  $(0.40)                $(0.83)                  $(0.38)
  From net realized gain on investments and foreign
    currency transactions                                      (0.83)                 (0.46)                  --
  In excess of net realized gain on investments and
    foreign currency transactions                              (0.02)                --                       --
                                                              ------                 ------                   ------
    Total distributions declared to shareholders              $(1.25)                $(1.29)                  $(0.38)
                                                              ------                 ------                   ------
Net asset value - end of period                               $10.64                 $11.94                   $10.88
                                                              ======                 ======                   ======
Total return                                                 (0.39)%++               22.79%                   12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     1.25%+                 1.25%                    1.25%+
  Net investment income                                        6.72%+                 8.30%                    7.59%+
Portfolio turnover                                              130%                   473%                     285%
Net assets at end of period (000 omitted)                     $5,225                 $5,326                   $4,160

 *For the period from the commencement of the Fund's investment operations, August 7, 1995 through June 30, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund (excluding management fee) at not more than 0.40% of average daily net assets. To the extent that actual expenses were over these limitations; the net investment income per share and ratios would have been:
    Net investment income#                                    $ 0.36                 $ 0.85                   $ 0.43
    Ratios (to average net assets):
      Expenses##                                               1.89%+                 2.07%                    4.21%+
      Net investment income                                    6.13%+                 7.48%                    4.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the Fund) is a nondiversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $121,839.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4)  Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,041,471 and $4,111,101 respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $4,674,686
                                                                   ==========
Gross unrealized appreciation                                      $  238,454
Gross unrealized depreciation                                         (31,057)
                                                                    ---------
    Net unrealized appreciation                                    $  207,397
                                                                   ==========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended
                       Six Months Ended December 31, 1997    June 30, 1997
                       ----------------------------------  ------------------
                                        Shares     Amount    Shares     Amount
--------------------------------------------------------------------------------
Shares sold                              2,748   $ 33,026   18,645   $209,020
Shares issued to shareholders in
  reinvestment of distributions         51,761    548,154   45,839    498,734
Shares reacquired                       (9,427)  (111,171)    (943)   (10,888)
                                        ------   --------   -------  ---------
    Net increase                        45,082   $470,009   63,541   $696,866
                                        ======   ========   ======   ========
(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1997, was $13.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates.
These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $25,628 with Bankers' Trust, $3,616 with Deutsche Bank, and a net payable of $1,920 with Merrill Lynch at December 31, 1997.

At December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

               --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[C]1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                               EFI-3 2/98 .2M